Exhibit (h)(7)

Schedule A

to

Sub-Administration and Sub-Accounting Agreement dated April 1, 2003

DATED AS OF September 28, 2012

CASH ACCOUNT TRUST, and its series:

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

CASH MANAGEMENT PORTFOLIO

CASH RESERVE FUND, INC., and its series:

Prime Series

DWS EQUITY 500 INDEX PORTFOLIO

DWS GLOBAL HIGH INCOME FUND, INC.

DWS GLOBAL/INTERNATIONAL FUND, INC., and its series:

DWS Enhanced Emerging Markets Fixed Income Fund

DWS Enhanced Global Bond Fund

DWS Global Small Cap Growth Fund

DWS Global Thematic Fund

DWS RREEF Global Infrastructure Fund

DWS HIGH INCOME OPPORTUNITIES

FUND, INC.

DWS HIGH INCOME TRUST

DWS INCOME TRUST, and its series:

DWS Core Fixed Income Fund

DWS Global High Income Fund

DWS Global Inflation Fund

DWS GNMA Fund

DWS High Income Fund

DWS Short Duration Fund

DWS Strategic Government Securities Fund

DWS Ultra-Short Duration Fund

DWS Unconstrained Income Fund

DWS INSTITUTIONAL FUNDS, and its series:

DWS EAFE Equity Index Fund

DWS Equity 500 Index Fund

DWS S&P 500 Index Fund

DWS U.S. Bond Index Fund

DWS INTERNATIONAL FUND, INC., and its series:

DWS Diversified International Equity Fund

DWS Dreman International Value Fund

DWS Emerging Markets Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS World Dividend Fund

DWS INVESTMENT TRUST, and its series:

DWS Capital Growth Fund

DWS Core Equity Fund

DWS Large Cap Focus Growth Fund

DWS Mid Cap Growth Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS INVESTMENTS VIT FUND, and its series:

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

DWS MARKET TRUST, and its series

DWS Alternative Asset Allocation Fund

DWS Disciplined Market Neutral Fund

DWS Global Income Builder Fund

DWS Select Alternative Allocation Fund

DWS MONEY FUNDS, and its series:

DWS Money Market Prime Series

DWS MONEY MARKET TRUST, and its series:

Cash Management Fund

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Money Market Series

NY Tax Free Money Fund

Tax Free Money Fund Investment

DWS MULTI-MARKET INCOME TRUST

DWS MUNICIPAL INCOME TRUST

DWS MUNICIPAL TRUST, and its series:

DWS Managed Municipal Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic High Yield Tax-Free Fund

DWS PORTFOLIO TRUST, and its series:

DWS Core Plus Income Fund

DWS Floating Rate Fund

DWS SECURITIES TRUST, and its series:

DWS Communications Fund

DWS Enhanced Commodity Strategy Fund

DWS Gold & Precious Metals Fund

DWS Health Care Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Technology Fund

DWS STATE TAX-FREE INCOME SERIES, and its series:

DWS California Tax-Free Income Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

DWS STRATEGIC INCOME TRUST

DWS STRATEGIC MUNICIPAL INCOME TRUST

DWS TARGET DATE SERIES, and its series:

DWS LifeCompass 2015 Fund

DWS LifeCompass 2020 Fund

DWS LifeCompass 2030 Fund

DWS LifeCompass 2040 Fund

DWS LifeCompass Retirement Fund

DWS TARGET FUND, and its series:

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS TAX FREE TRUST, and its series

DWS Intermediate Tax/AMT Free Fund

DWS VALUE SERIES, INC. and its series:

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Equity Dividend Fund

DWS Large Cap Value Fund

DWS VARIABLE SERIES I, and its series

DWS Bond VIP

DWS Capital Growth VIP

DWS Core Equity VIP

DWS Global Small Cap Growth VIP

DWS International VIP

DWS VARIABLE SERIES II, and its series:

DWS Alternative Asset Allocation VIP

DWS Diversified International Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Income Builder VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Money Market VIP

DWS Small Mid Cap Growth VIP

DWS Unconstrained Income VIP

INVESTORS CASH TRUST, and its series:

Central Cash Management Fund

DWS Variable NAV Money Fund

Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND